Exhibit 10.5
Schedule of Substantially Identical Documents Omitted
The Guarantee of Parker Drilling Company guaranteeing the obligations of the Parker Drilling Company of Oklahoma Incorporated, Sucursal del Peru (“Parker OK”) in the Agreement for Purchase and Sale of Assets between Parker OK and Saxon Services del Peru, S.A. (“Saxon Peru”) dated May 6, 2005 (referenced as Exhibit 10.2 herein), was filed as Exhibit 10.5 to the Company’s 8-K filed May 12, 2005.
Parker Drilling Company also executed substantially similar guarantees on June 15, 2006, guaranteeing the obligations of the respective subsidiaries of Parker Drilling Company named as the offeror or vendor(s) in the following agreements:
(a)	Irrevocable Commercial Offer for the Purchase and Sale of Assets from Parker Drilling Company International Limited (“PDCIL”), as offeror, to Saxon Services de Panama, S.A. (“Saxon Panama”) dated May 6, 2005 (referenced in Exhibit 10.1 herein),

(b)	Agreement for Purchase and Sale of Assets (Rig 228) between Universal Rig Service Corp. and PDCIL, as vendors, and Saxon Peru dated May 6, 2005 (referenced in Exhibit 10.4 herein)